Exhibit 99.1

Seitel, Inc.

Investor Presentation

November 2005

Forward-Looking Information

Cautionary Statements Concerning Forward-Looking Information

This material contains certain forward-looking statements, which are subject to many factors that could cause actual results to differ materially from our expectations reflected in the forward-looking statements.  These factors are described in our documents filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K.  Except as required by law, we undertake no obligation to publicly update or revise such forward-looking statements.

This material also contains certain non-GAAP financial measures as defined under the Securities and Exchange Commission rules.  To comply with these rules, we have provided a reconciliation of such non-GAAP financial measures at the end of this material and also in our website under Investor Relations, where a copy of this presentation including the reconciliations has been posted.

Executive Summary

Seitel's library value and data licensing revenue have grown continuously since 1982 providing strong cash generation and high return on investment

  Seitel owns the largest commercial land seismic library in North America

    Seismic data is critical to the exploration programs of our customers

  The seismic industry has started to benefit from strong commodity prices, which have encouraged oil & gas companies to ramp up exploration efforts

  The company's financial results are rapidly moving in the right direction in line with the industry environment

    Cash flow highly levered to growth in data licensing due to low variable costs

  Market capitalization has grown from $127.9 million at its lowest on October 28, 2004 to $249.0 million on November 15, 2005

Company Overview

Company Overview

Seitel's large seismic information database ranks the company as one of the top providers of seismic IP to the oil & gas industry in North America

  Owns the largest 3D and 2D onshore seismic data library in North America

  Seitel's business model is based on:

    expanding its library of seismic data, while exceeding target of 40% annualized ROI direct investment in data and not on equipment and crews

    onshore focus for new investment

    multiple license sales over long time horizon

    using its data management and marketing expertise to access customer databases augmenting value of the data by applying the latest developments in seismic technology

Main Areas of Focus

Business Model

Add seismic data to the library cost effectively and generate high returns on investment through multiple licensing sales over a long number of years

  Continuous expansion of the seismic data library with a target of at least 40% annualized return on investment during the initial two years

    Shoot the right seismic surveys, on time and under budget

    Purchase existing databases

    Trade library data licenses for ownership of data

  Multiple data licensing sales

    High quality data with large number of potential clients

    Dynamic environment for land leases and mineral rights

  Expert and motivated workforce

    Survey expertise

    Marketing and sales experience

    Data management leadership

Land Database Unique Strategy

  Easier basins for smaller E&P companies to penetrate result in a more dynamic environment with more data licensing opportunities wider customer base

    M&A and new company creation

    turnover of mineral rights

  Replication unlikely

    economically unattractive: utilization of idle crew capacity less of a factor on land than in marine environment in the US, very long lead time to plan and execute onshore seismic data acquisition due to regulatory, environmental and political reasons

  Unique asset

    very little overlap in onshore data

Multiple Sales of Seismic Data

  Data retains its value over time, as there is no limit to the number of times or clients to whom Seitel can license data

Diversified Customer Base

  Over 1,000 customers, ranging from independent oil and gas companies and private prospecting individuals to several of the largest companies in the oil and gas industry

2003	Percent of Total Revenue (%)	2004	Percent of Total Revenue (%)
Manti Resources		Encana
Falcon Bay Energy		Manti Resources
Smith Production		Esenjay
EOG Resources		Smith Production
Devon Energy		Progress
Anadarko Petroleum		Kerr McGee
Centurion Exploration		Burlington
El Paso		Centurion Exploration
Dominion Resources		Goodrich
Samuel Gary		Samuel Gary
Subtotal	40.2	Subtotal	29.8

Seismic Industry Dynamics

Oil and Natural Gas Price
$/Bbl $/Mcf

70
60
50
40
30
20
10
0
10.5
9.0
7.5
6.0
4.5
3.0
1.5
0.0
1970
1979
1988
1997
2005E - 2007E
Oil
Natural Gas
Gas
Oil Strip
MS Research
MS Research Gas

Source: EIA and Morgan Stanley Equity Research Estimates

E&P CapEx
$Bn

150
120
90
60
30
0
1960
1966
1972
1978
1984
1990
1996
2005E

Source: Wall Street Research, BP 2004 Statistical Review of World Energy

Worldwide Rig Count

6,000
4,000
2,000
0
1975
1980
1985
1990
1995
2000
2005

Source: Baker Hughes Report

Seismic Spend
$Bn

8
6
4
2
0
4.6
1.6
4.6
1.8
5.5
2.1
5.4
2.0
5.6
2.0
5.7
2.8
6.1
3.0
1999
2000
2001
2002
2003
2004
2005E
Global
North Am.

Source: 2004 Spears, Bloomberg, FactSet

Overview of 3D Data Library

  Starting in 1993 Seitel's 3D data library has grown at a fast pace to become one of the most comprehensive libraries of North American seismic data.

3D Data Library

Cumulative Growth of 3D Data Library

Note:  Reconciliation of non-GAAP financial measures to GAAP financial measures is provided at the end of this presentation.

Key Competitors

  Strong position in key E&P basins provides comparative advantage

  Presence in all key North American onshore areas of interest

Strong Presence in Active Basins

  Traditional strong position in Louisiana onshore with unmatched coverage in the growing Northern Louisiana area

  Broad based presence in Texas and the Rockies

  Our expansion into Canada has resulted in the largest commercially available library in the Canadian market, both in size and in coverage of all areas of development and exploration

  Extensive offshore data ownership in the Western Gulf of Mexico

Longevity of Seismic Data Revenue Generation

- Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only

- Small vintages smoothed over 2 year periods

  Return on initial investment is related to the age of the survey as well as the industry cycle

  First year after investment has historically yielded an average return of 40% or more versus initial investment, followed by a gradual decline period which flattens out after 10 years

  Some of the variation in return is explained by industry cycles, which affect pricing and volume

  The last three data points have improved as our older vintages have benefited from the current environment

Onshore 3D - Investment and Resales versus Data Vintage

Note:

-          Total resales Nine Months 2005

-          Investment net of client underwriting

-          Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only

-          Reconciliation of above resales to total GAAP revenue and of above net investment to GAAP Net Book Value is provided at the end of this presentation

Effectiveness of Cumulative Investment

  Seitel's data resales have grown steadily through the energy cycles

  Since 2002 data resales increasing faster than investment as ROI focus has increased

Resales and investment are for 3D onshore data in the US and Canada, as well as 2D data in Canada only.

Note:  Reconciliation of non-GAAP financial measures to GAAP financial measures is provided at the end of this presentation.

3D Onshore Library Activity

Canada
Sq Miles
Inventory @ 12/31/04 8822
Added in 2005 879
Work in Progress 0
Rocky Mountains
Sq Miles
Inventory @ 12/31/04 948
Added in 2005 270
Work in Progress 0
North Louisiana
Sq Miles
Inventory @ 12/31/04 399
Added in 2005 0
Work in Progress 0
South Louisiana & Miss.
Sq Miles
Inventory @ 12/31/04 5669
Added in 2005 192
Work in Progress 361
Texas Gulf Coast
Sq Miles
Inventory @ 12/31/04 5905
Added in 2005 474
Work in Progress 58

Financial Overview

Growth in Total Licensing Revenue

140
120
100
80
60
40
20
-
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005*
Marine & 2D
US 3D & Canada

* *Trailing twelve months for 2005*

Note:  Reconciliation of non-GAAP financial measures to GAAP financial measures is provided at the end of this presentation.

Cash Resales:  Four Quarters of YOY Growth

Quarterly Financial Results

Note:  Reconciliation of non-GAAP financial measures to GAAP financial measures is included at the end of this presentation.

Cash Margin and Cash Balances

Additional Financial Details

Phases of Revenue Generation

2004 Revenue by Source

  US 3D onshore and Canada provided 92% of 2004 revenue and are growing at a rapid pace

  Solutions revenue which includes data management is now 4% of total revenue and provides a significant growth opportunity

  2D and 3D offshore continue to contribute while tapering off gradually

Conservative Accounting for Data Library

Conservative accounting policy for data implemented in 2004

  Straight line amortization of 4 years maximum as compared to 7 years before latest change

  One and a half years of resale revenue in library net book value

  Significant portion of our revenue comes from fully amortized data

  Change in policy resulted in a catch up that will continue to impact our amortization through the end of the year

2005 Capital Investment

  As compared to prior years, investment in 2005 had a higher proportion of cash purchases for existing data than of data acquired from new surveys

  Client prefunding % refers to the proportion of costs for new surveys paid by clients

  For purchases of existing data Seitel pays 100%

Note:  Reconciliation of non-GAAP financial measures to GAAP financial measures is provided at the end of this presentation.

Capital Investment Breakdown

$ millions	2003	2004	EST 2005
New Data Surveys	43.6	50.7	33.5
Data Trades/ Purchases	17.6	13.6	31.6
Total Capital Investment	61.2	64.3	65.1
- less non-cash additions	(13.0)	(10.7)	(9.4)
Cash used - Investing Activities	48.2	53.5	55.7
- less client pre-funding	(35.6)	(35.3)	(21.8)
Net Operating Cash Used	12.6	18.2	33.9

Data Library Net Book Value

Note:  Reconciliation of non-GAAP financial measures to GAAP financial measures is provided at the end of this presentation.

Summary of Historical Cash Margin

Note:  Reconciliation of non-GAAP financial measures to GAAP financial measures is provided at the end of this presentation.

Consolidated Balance Sheet

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of 3D Onshore Total Resales to Total Revenue (in millions) (pages 15 and 18):

	1993	1994	1995	1996	1997	1998	1999
Total resales - US 3D onshore and Canadian 2D and 3D (1)	$ -	$ 3.8	$ 3.6	$ 5.2	$ 14.5	$ 24.6	$ 44.4
Other revenue components:							
Other resale revenue (principally offshore and US 2D)	22.0	28.7	37.1	36.0	27.2	20.6	17.2
Acquisition revenue	14.8	23.1	12.9	23.4	41.5	79.4	46.6
Solutions and other revenue	3.3	2.2	2.2	3.1	3.5	1.3	1.4
Geophysical services revenue	2.8	11.8	13.9	20.0	15.2	-	-
Total revenue	$ 42.8	$ 69.7	$ 69.6	$ 87.7	$ 101.9	$ 125.9	$ 109.7
Cumulative resales - US 3D onshore and Canadian 2D and 3D	$ -	$ 3.8	$ 7.4	$ 12.6	$ 27.1	$ 51.6	$ 96.1
Cumulative total revenue	$ 42.8	$ 112.5	$ 182.2	$ 269.9	$ 371.8	$ 497.7	$ 607.3

	2000	2001	2002	2003	2004	9M05	TTM 9/30/05
Total resales - US 3D onshore and Canadian 2D and 3D (1)	$ 50.1	$ 69.1	$ 101.1	$ 79.2	$ 83.9	$ 75.0	$ 99.0
Other revenue components:							
Other resale revenue (principally offshore and US 2D)	28.5	18.3	22.3	11.4	11.7	9.5	11.9
Acquisition revenue	33.5	25.8	23.5	36.2	37.2	19.5	25.7
Solutions and other revenue	1.9	2.1	2.8	4.7	4.8	3.9	5.1
Geophysical services revenue	-	-	-	-	-	-	-
Total revenue	$113.9	$ 115.2	$ 149.8	$ 131.5	$ 137.7	$ 107.8	$ 141.7
Cumulative resales - US 3D onshore and Canadian 2D and 3D	$146.2	$ 215.3	$ 316.4	$ 395.6	$ 479.6	$ 554.5	
Cumulative total revenue	$721.2	$ 836.4	$ 986.2	$ 1,117.7	$ 1,255.4	$ 1,363.2	

(1) Includes resale revenue related to value added products.

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Trailing Twelve Month 6/30/05 Amounts to 12/31/04 Amounts (in millions):

	TTM 6/30/05	Less: Six Months Ended 6/30/05	Plus: Six Months Ended 6/30/04	Year Ended 12/31/2004
Cash Margin, net of interest expense	$ 38.4	$ (21.3)	$ 13.1	$ 30.3
Add:				
Acquisition revenue	27.2	(15.8)	25.8	37.2
Non-monetary exchanges	10.2	(6.8)	8.9	12.3
Deferral of revenue	(44.9)	24.7	(24.0)	(44.2)
Selections of data	58.8	(37.4)	25.8	47.1
Interest expense	26.1	(12.0)	10.3	24.4
Less:				
Depreciation & amortization	(176.7)	56.9	(48.4)	(168.2)
Non-cash operating expenses	(0.8)	0.8	-	(0.0)
Operating income (loss)	$ (61.6)	$ (10.9)	$ 11.5	$ (61.0)

	TTM 6/30/05	Less: Six Months Ended 6/30/05	Plus: Six Months Ended 6/30/04	Year Ended 12/31/2004
Adjusted EBITDA	$ 115.9	$ (68.6)	$ 59.9	$ 107.2
Less:				
Non-cash SG&A	(0.8)	0.8	-	(0.0)
Interest expense	(26.1)	12.0	(10.3)	(24.4)
Depreciation & amortization	(176.7)	56.9	(48.4)	(168.2)
Reorganization items	(6.5)	-	(6.0)	(12.5)
Add:				
Foreign currency gains	2.4	0.8	(0.8)	2.4
Income tax benefit (expense)	4.7	(1.0)	(0.3)	3.3
Loss from continuing operations	$ (87.2)	$ 0.9	$ (5.9)	$ (92.2)

Reconciliation of Certain non-GAAP Measures to GAAP

Reconciliation of Trailing Twelve Month 6/30/05 Amounts to 12/31/04 Amounts (in millions):

	TTM 6/30/05	Less: Six Months Ended 6/30/05	Plus: Six Months Ended 6/30/04	Year Ended 12/31/2004
Cash Operating Expenses	$ 28.7	$ (14.7)	$ 16.4	$ 30.5
Plus: Non-cash SG & A	0.8	(0.8)	-	0.0
Total Cost of Sales and SG&A expenses	$ 29.5	$ (15.4)	$ 16.4	$ 30.5

	TTM 6/30/05	Less: Six Months Ended 6/30/05	Plus: Six Months Ended 6/30/04	Year Ended 12/31/2004
Cash resales	$ 88.2	$ (45.2)	$ 37.3	$ 80.3
Other revenue components:				
Acquisition revenue	27.2	(15.8)	25.8	37.2
Non-monetary exchanges	10.2	(6.8)	8.9	12.3
Deferral of revenue	(44.9)	24.7	(24.0)	(44.2)
Selections of data	58.8	(37.4)	25.8	47.1
Solutions and other	5.0	(2.7)	2.5	4.8
Total revenue	$ 144.6	$ (83.3)	$ 76.4	$ 137.7

	TTM 6/30/05	Less: Six Months Ended 6/30/05	Plus: Six Months Ended 6/30/04	Year Ended 12/31/2004
Total Capital Expenditures	$ 55.7	$ (35.9)	$ 44.5	$ 64.3
Less:				
Non-monetary exchanges	(7.3)	4.8	(8.1)	(10.7)
Cash underwriting	(26.5)	15.1	(24.0)	(35.3)
Capital expenditures funded from operating cash flows	$ 21.9	$ (15.9)	$ 12.3	$ 18.3

Reconciliation of Certain non-GAAP Measures to GAAP